Financial assets and liabilities - Net Debt (Details) - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Financial assets and liabilities
Loan notes	$ 3,277	$ 3,231
Other borrowings	457	361
Net borrowings	3,734	3,592
Cash, cash equivalents and restricted cash	(443)	(555)	$ (463)	$ (257)
Derivative financial instruments used to hedge foreign currency and interest rate risk	21
Net debt	3,312	3,037	$ 2,424
Non-current borrowings	3,640	3,524
Current borrowings	$ 94	$ 68